UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2015

URANIUM RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33404	75-2212772
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

6950 S. Potomac Street, Suite 300 Centennial, Colorado	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 531-0470

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On July 15 and 16, 2015, management of Uranium Resources, Inc. (“URI”) made a presentation at the Australian Uranium Conference in Perth, Australia, regarding the proposed business combination with Anatolia Energy Limited (“Anatolia”). A copy of the presentation is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K under Item 7.01, including the accompanying presentation, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by reference to such filing.

Additional Information

This report is being furnished in respect of the proposed acquisition of Anatolia by URI and related matters. In connection with the proposed transaction, URI will file with the SEC a proxy statement and will mail or otherwise disseminate the proxy statement and a form of proxy to its stockholders when it becomes available. STOCKHOLDERS AND INVESTORS ARE ENCOURAGED TO READ THE PROXY STATEMENT (AND OTHER RELEVANT MATERIALS) REGARDING THE PROPOSED TRANSACTION CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE, AND BEFORE MAKING ANY VOTING DECISION, AS IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Stockholders and investors will be able to obtain a free copy of the proxy statement (when available), as well as other filings made by URI regarding URI, Anatolia and the proposed transaction, without charge, at the SEC website at www.sec.gov. In addition, documents filed with the SEC by URI will be available free of charge on the investor section of URI’s website at www.uraniumresources.com.

Certain Information Regarding Participants

URI and certain of its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from URI’s stockholders in connection with the proposed transaction. The names of URI’s directors and executive officers and a description of their interests in URI are set forth in URI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, which was filed with the SEC on March 19, 2015, and Amendment No. 1 thereto, which was filed with the SEC on April 30, 2015. Additional information about the interests of potential participants will be contained in the proxy statement (when filed) and other relevant materials to be filed with the SEC in connection with the proposed transaction. These documents may be obtained from the SEC website and from URI in the manner noted above.

Item 9.01  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description
99.1	Presentation dated July 15/16, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 16, 2015

URANIUM RESOURCES, INC.

By:	/s/ Jeffrey L. Vigil
Name:	Jeffrey L. Vigil
Title:	Vice President—Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Presentation dated July 15/16, 2015.